Real Estate Property under Development	12 Months Ended
Dec. 31, 2013
Real Estate [Abstract]
Real Estate Property under Development
7.	REAL ESTATE PROPERTY UNDER DEVELOPMENT

Real estate under development assets are comprised of land acquisition costs of RMB459,599 and RMB167,643 (US$27,693) and land development costs of RMB68,103 and RMB32,323 (US$5,339) as of December 31, 2012 and 2013, respectively, which are further broken down by real estate property project as follows:

	December 31,
	2012	2013	2013
	RMB	RMB	US$
Dalian	330,707	—	—
Huainan	163,191	165,429	27,327
Yizhuang	33,804	34,537	5,705

Total	527,702	199,966	33,032

On March 16, 2011, Huainan Ninetowns, a PRC company with a registered capital of RMB10 million was established. Huainan Ninetowns is wholly-owned by Beijing Ninetowns Ports. On March 30, 2011, Huainan Huacheng, a PRC company with a registered capital of RMB8 million was established. Huainan Huacheng is wholly-owned by Huainan Ninetowns.

Huainan Huacheng acquired the land use rights for a plot of undeveloped land permitted for mixed-use and located in Huainan, Anhui Province of China, on April 7, 2011. The land was purchased for a total consideration of approximately RMB258 million (US$43 million) of which RMB129 million had not been paid as of May 15, 2014 due to a delay by the local government in relocating the residents living on that land. Through December 31, 2012 approximately one half of the total purchase price has been paid, together with associated taxes and closing costs, for a total of RMB140 million. The Company intends to develop a mixed-use real estate project tentatively named “Smarter Town” on the land, and also intends to (i) design, develop, construct, market and sell certain retail and residential units, (ii) design and construct an “Internet of Things” exhibition park, and (iii) design and construct a community hospital on such land. The mixed-use land use rights will expire in 40 years and 70 years.

In October 2008, the Company acquired a land use right from Yizhuang Substation of the PRC Country Resources Bureau for RMB30,156. The land use right has a contractual useful life of 50 years. In January 2012, the Company changed the construction planning of Yizhuang to development of mixed-use real estate projects. Accordingly, the net land acquisition cost of RMB27,593 and land development cost of RMB6,211 were reclassified from intangible assets and fixed assets, respectively, to real estate under development.

Dalian Changzheng acquired the land use rights for two tracts of undeveloped land permitted for commercial and residential use and located in Dalian High and New Technology Industry Park in Dalian, Liaoning Province, China on April 11, 2011. The two tracts of land were purchased for a total consideration, including acquisition costs, of approximately RMB292 million (US$48 million), of which the total land value is RMB280.0 million (US$46.3 million). The commercial land use rights and the residential land use rights will expire in 40 years and 70 years, respectively. On December 30, 2013, the Company entered into a share transfer agreement with Aviation Wanyuan to sell its 70% of the equity interest in Dalian Changzheng. As a result, real estate property under development related to the Dalian project was reclassified to assets held for sale, non-current in 2013 (note 3).